PROJECT IMPACTS PROJECTS
(1984–PRESENT*)

$40.3B total economic benefits	$16.7B personal income including wages and benefits, with $8.5 billion for construction workers	$5.3B tax revenues ($1.7 billion state/local and $3.6 billion federal)
194.7M hours of on-site union construction work created	219.3K total jobs generated across communities	124.9K housing and healthcare units nationwide, with 67% affordable

“ By financing development projects built with 100% union labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments are built with our affiliates’ pension capital, it reinforces the health of our pension funds.”

Sean McGarvey
President, North America’s Building Trades Unions
Trustee, AFL-CIO Housing Investment Trust

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

HELPING BUILD AMERICA–THE UNION WAY

JOBS CREATED BY TRADE SINCE INCEPTION*

Trade Type	Jobs	Hours
Boilermakers	848	1,706,440
Bricklayers (including tile setters)	6,099	12,268,100
Carpenters	17,553	35,348,120
Cement Masons	3,678	7,327,150
Electrical Workers	14,658	29,464,810
Elevator Constructors	707	1,418,760
Insulators	1,215	2,444,130
Ironworkers	2,732	5,495,120
Laborers	12,704	25,529,140
Operating Engineers	3,486	7,004,470
Other	7,127	14,324,440
Painters	7,652	15,383,900
Plumbers	10,662	21,431,490
Roofers	3,177	6,388,540
Sheet Metal Workers	3,075	6,180,310
Teamsters	1,492	2,998,550
Grand Total	96,865	194,713,470

*	Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is since inception, current as of December 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing.